Exhibit 10.12

AMENDMENT No. 1
To
META GROUP, INC.
NON-COMPETITION AGREEMENT

This Amendment No. 1 (“Amendment”) is entered into as of July 31, 2002 (the “Amendment Effective Date”) between HOWARD RUBIN, an individual residing at 450 Long Ridge Road, Pound Ridge, New York 10576 (“Principal”), and META Group, Inc., to amend the NON-COMPETITION AGREEMENT, dated as of October 27, 2000 (the “Agreement”) between the parties. Terms not otherwise defined in this Amendment shall have the same meaning ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.               The date in line 2 of Section 2 (a) is modified as follows:

“2. (a) For the period commencing on the date hereof and ending on the later of (i) December 31, 2006 or (ii) twelve (12) months following the termination of Principal’s employment with Company for any reason (the “Non-Competition Period”):”

The remainder of Section 2 (a) is unchanged.

2. A new subsection (c) is added at the end of Section 2 (b) as follows:

2. (c) Principal agrees to avoid using for business communication any personal email and is required to use META Group’s email and sanctioned business cards during official META Group business.

3. In Section 11, add the following for an additional copy to Company:

and Attention: General Counsel
META Group, Inc.
208 Harbor Drive
Stamford, CT  06912
Fax:  (203) 388-2545

4. In the event of any inconsistency between the terms of this Amendment and the terms of the Agreement, this Amendment shall take precedence.

5. Except as expressly amended as set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.

6. This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement of the parties.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

META GROUP, INC.

By:	/s/ John A. Piontkowski
Name: John A. Piontkowski
Title: Chief Financial Officer

PRINCIPAL:
/s/ Howard Rubin
Howard Rubin